UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2017

ORBITAL TRACKING CORP.

(Exact name of the registrant as specified in its charter)

Nevada	000-25097	65-0783722
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18851 N.E. 29th Ave., Suite 700, Aventura, FL 33180

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (305) 560-5355

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Following the amendments to the Certificates of Designation for our Series C, D, E, H, I, J, and K Preferred Stock, as discussed below, certain holders of our preferred stock in these classes voluntarily converted shares of preferred stock to shares of our common stock. The number of shares of preferred stock converted, and the number of shares of common issued, is set forth below for each class:

Class of Preferred Stock	Total Preferred Shares Converted	Total Common Shares Issued
Series C	812,867	8,128,670
Series D	61,250	1,225,000
Series E	450,558	4,505,580
Series H	73,759	7,375,900
Series I	23,000	2,300,000
Series J	4,074	4,074,000
Series K	9,786	978,600
Total		28,587,750

The conversion shares detailed above were issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

SECTION 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation

On December 5, 2017, pursuant to the approval of our board of directors and a majority of the shareholders in each class, we amended the Certificates of Designation for our Series C, D, E, H, I, J, and K Preferred Stock. The amendments changed the conversion rights of these classes of preferred stock such that the Maximum Conversion as defined in each such Certificate of Designation was increased from 4.99% to 9.99% of our outstanding shares of common stock. The relevant Certificate of Amendment for each affected class is filed as an Exhibit herewith.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

3.1	Certificate of Amendment to Certificate of Designation – Series C Preferred Stock

3.2	Certificate of Amendment to Certificate of Designation – Series D Preferred Stock

3.3	Certificate of Amendment to Certificate of Designation – Series E Preferred Stock

3.4	Certificate of Amendment to Certificate of Designation – Series H Preferred Stock

3.5	Certificate of Amendment to Certificate of Designation – Series I Preferred Stock

3.6	Certificate of Amendment to Certificate of Designation – Series J Preferred Stock

3.7	Certificate of Amendment to Certificate of Designation – Series K Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

ORBITAL TRACKING CORP.

Date: December 12, 2017	By:	/s/ David Phipps
David Phipps
President and Chief Executive Officer